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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 7, 2002
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                        Commission File number: 0-19861

                       IMPERIAL CREDIT INDUSTRIES, INC.


          CALIFORNIA                                        95-4054791
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(State or other jurisdiction of                            (IRS Employer
incorporation or organization)                          Identification Number)


               23550 Hawthorne Boulevard, Building 1, Suite 110
                          Torrance, California 90505
                                (310) 373-1704


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Item 5. Other Events.
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Imperial Credit Industries, Inc. and Southern Pacific Bank Announce Management
Appointments

Imperial Credit Industries, Inc. ("ICII'' or the "Company") (Nasdaq: ICII -
                                                                     ----
news) announced January 7, 2002, key management changes at the Company and its
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principal subsidiary, Southern Pacific Bank.

Effective immediately, Richard S. Cupp has become Vice Chairman of the Board and Chief Executive Officer of ICII. As previously announced, Cupp had been appointed Chairman, President and Chief Executive Officer of Southern Pacific Bank, subject to non-objection by the Bank's principal regulatory authorities. Non-objection notices have now been received and the Bank appointments are also effective January 7, 2002.

Brad Plantiko, Executive Vice President and Chief Financial Officer of ICII, was appointed to the position of President, Chief Financial Officer and Chief Operating Officer, also effective January 7, 2002. Plantiko retains his position as EVP, Chief Financial Officer and Chief Operating Officer of Southern Pacific Bank.

Michael Riley, Chairman of ICII, remarked, "These changes reflect the ongoing restructuring of the Company and the Bank. Critical to the success of ICII and Southern Pacific Bank is a committed, experienced and high performing team. We are building the base for that success through these appointments."

General Description of the Company

Imperial Credit Industries, Inc., is the parent company of Southern Pacific Bank, a FDIC insured industrial bank headquartered in Torrance, California. Southern Pacific Bank offers a wide variety of commercial loan and lease products to its borrowers and high yielding certificates of deposit, money market, passbook, and IRA accounts to its depositors. Southern Pacific Bank offers loans through its core lending divisions, including: Coast Business Credit -- specializing in asset-based commercial lending; Imperial Warehouse Finance -- offering residential mortgage repurchase facilities; the Lewis Horwitz Organization -- the premier lender to independent film and television production companies; the Income Property Lending Division -- lending to multifamily and commercial property owners; and Southern Pacific BanCapital -- offering equipment leasing to middle market businesses.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 9, 2002
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                       IMPERIAL CREDIT INDUSTRIES, INC.


                       By: /s/ Paul B. Lasiter
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                           Senior Vice President and Controller